UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2017

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition
On March 29, 2017, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release, which is attached hereto as Exhibit 99.1, announcing the estimated financial impact of the recent U.K. Ministry of Justice decision to decrease the discount rate used to calculate lump sum awards in the U.K. bodily injury cases, known as the Ogden rate.
Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure
On March 29, 2017, Aspen issued a press release, attached hereto as Exhibit 99.1, announcing the estimated financial impact of the recent U.K. Ministry of Justice decision to decrease the discount rate used to calculate lump sum awards in the U.K. bodily injury cases, known as the Ogden rate.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) The following exhibit is furnished as part of this report:
99.1 Press Release of the Registrant, dated March 29, 2017.
The information furnished under Item 7.01 “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: March 29, 2017	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer